                                                                    Exhibit 21.1
                              FLOWSERVE CORPORATION
                              LIST OF SUBSIDIARIES


                                                                         JURISDICTION                 PERCENTAGE
NAME OF SUBSIDIARY                                                     OF INCORPORATION                  OWNED
------------------                                                     ----------------               ----------
Flowserve S.A.                                                            Argentina                     100%
Flowserve FSD Pty. Ltd.                                                   Australia                     100%
Flowserve Australia Pty. Ltd.                                             Australia                     100%
Flowserve Pty. Ltd.                                                       Australia                     100%
Flowserve Dichtungstechnik Gesellschaft m.b.H                             Austria                       100%
Flowserve (Barbados), Ltd. Foreign Sales Corporation                      Barbados                      100%
Flowserve SRD S.A.                                                        Belgium                       100%
Flowserve FSD N.V.                                                        Belgium                       100%
Flowserve Coordination Center S.A.                                        Belgium                       100%
Flowserve RED S.A.                                                        Belgium                       100%
Flowserve Ltda                                                            Brazil                        100%
Flowserve Inc.                                                            Canada                        100%
Flowserve S.A.S                                                           France                        100%
Flowserve Essen GmbH                                                      Germany                       100%
Flowserve Dortmund Verwaltungs GmbH                                       Germany                       100%
Flowserve Dortmund GmbH & Co. KG                                          Germany                       100%
Flowserve Ahaus GmbH                                                      Germany                       100%
Flowserve Microfinish Pumps Pvt. Ltd.                                     India                          76%
Flowserve India Controls Pvt. Ltd.                                        India                          95%
Flowserve Microfinish Valves Pvt. Ltd.                                    India                          76%
PT Flowserve                                                              Indonesia                      75%
Flowserve Ireland Limited                                                 Ireland                       100%
Flowserve Spa                                                             Italy                         100%
Flowserve Japan K.K.                                                      Japan                         100%
Ebara-Byron Jackson K.K.                                                  Japan                          50%
Flowserve Sdn. Bhd.                                                       Malaysia                       70%
Flowserve (Mauritius) Corporation                                         Mauritius                     100%
Flowserve S.A. de C.V.                                                    Mexico                        100%
Flowserve B.V.                                                            Netherlands                   100%
Flowserve Services B.V.                                                   Netherlands                   100%
Flowserve International B.V.                                              Netherlands                   100%
Flowserve New Zealand Limited                                             New Zealand                   100%

                                                                         JURISDICTION                 PERCENTAGE
NAME OF SUBSIDIARY                                                     OF INCORPORATION                  OWNED
------------------                                                     ----------------               ----------
Flowserve Abahsain Co.Ltd.                                              Saudi Arabia                     60%
Flowserve Pte. Ltd.                                                     Singapore                       100%
Valtek South Africa (Proprietary) Limited                               South Africa                    100%
Flowserve, S.A.                                                         Spain                           100%
Flowserve S.A.                                                          Switzerland                     100%
Flowserve Siam Co., Ltd.                                                Thailand                         60%
Flowserve International Limited                                         United Kingdom                  100%
Flowserve Limited.                                                      United Kingdom                  100%
Flowserve International, Inc.                                           U.S. - Delaware                 100%
Flowserve FSD Corporation                                               U.S. - Delaware                 100%
Flowserve FCD Corporation                                               U.S. - Delaware                 100%
Flowserve RED Corporation                                               U.S. - Delaware                 100%
Flowserve Holdings, Inc.                                                U.S. - Delaware                 100%
Flowserve Management Company  (Business Trust)                          U.S. - Delaware                 100%
Durametallic Australia Holding Company                                  U.S. - Michigan                 100%
Flowserve New Mexico, Inc.                                              U.S. - New Mexico               100%
Innovative Valve Technologies, Inc.                                     U.S. - Delaware                 100%
Flowserve Venezuela S.A.                                                Venezuela                       100%

(Subsidiaries of Innovative Valve Technologies, Inc.)

The Safe Seal Company, Inc.                                             U.S. - Texas                    100%
       Harley Industries, Inc.                                          U.S. - California
           Valve Repair of South Carolina, Inc.                         U.S. - South Carolina
       The Safe Seal Company (Canada), Inc.                             Canada
       GSV, Inc.                                                        U.S. - Florida
       Plant Specialites, Inc.                                          U.S. - Louisiana
Puget Investments, Inc.                                                 U.S. - Washington               100%
       Steam Supply & Rubber Co., Inc.                                  U.S. - Washington
       Flickinger Company                                               U.S. - Washington
Flickinger Benicia Inc.                                                 U.S. - Washington               100%
Industrial Controls & Equipment, Inc.                                   U.S. - Pennsylvania             100%
Valve Actuation & Repair Company, Inc.                                  U.S. - West Virginia            100%
Southern Valve Service, Inc.                                            U.S. - Alabama                  100%
L. T. Koppl Industries, Inc.                                            U.S. - California               100%
       Koppl Company                                                    U.S. - California

                                                                         JURISDICTION                 PERCENTAGE
NAME OF SUBSIDIARY                                                     OF INCORPORATION                  OWNED
------------------                                                     ----------------               ----------
       Koppl Company of Arizona                                         U.S. - Arizona
       Koppl Industrial Systems, Inc.                                   U.S. - California
           Koppl Industrial Systems, Inc.                               U.S. - Georgia
           Koppl Industrial Systems, Inc.                               U.S. - Texas
DIVT Acquisition-Delaware, LLC.                                         U.S. - Delaware                 100%
Dalco, LLC.                                                             U.S. - Kentucky                 100%
       DIVT Subsidiary, LLC.                                            U.S. - Delaware
Seeley & Jones, Incorporated                                            U.S. - Connecticut              100%
Preventive Maintenance, Inc.                                            U.S. - North Carolina           100%
Cypress Industries, Inc.                                                U.S. - Illinois                 100%
IPSCO Holding, Inc.                                                     U.S. - Delaware                 100%
       International Piping Services Company                            U.S. - Illinois
           Mid-America Energies Corp.                                   U.S. - Delaware
           IPSCO-Florida, Inc.                                          U.S. - Florida
       IPSCO GmbH Germany                                               Germany
       IPSCO (U.K.) Limited                                             United Kingdom
Plant Maintenance, Inc.                                                 U.S. - Delaware                 100%
       Energy Maintenance, Inc.                                         U.S. - Missouri
       Production Machine Incorporated                                  U.S. - Oklahoma
       Energy Maintenance Incorporated                                  U.S. - Oklahoma
CECORP, Inc.                                                            U.S. - Delaware                 100%
Boyden, Inc.                                                            U.S. - West Virginia            100%
Colonial Process Equipment & Service Co., Inc.                          U.S. - Delaware                 100%
VARCO Valves, Inc.                                                      U.S. - Delaware                 100%